UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1811,Xinghuo Keji Plaza, No. 2 Fufeng Road, Fengtai District, Beijing, CN 100070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

+86 (10) 6084-6616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	NASDAQ Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) held on October 18, 2023, the stockholders of ZW Data Action Technologies, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 20,000,000 shares to 50,000,000 shares. The amendment to the Articles of Incorporation will become effective upon filing with, and acceptance for record by, the Secretary of State of Nevada. A copy of the Amendment to our Articles of Incorporation to be filed effecting the increase in authorized common stock of the Company is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on October 18, 2023. The voting results are as follows:

1. Election of Directors.

All of the following five nominees were elected to the Company’s Board of Directors to serve until the next annual meeting and their successors have been elected and qualified, in accordance with the voting results listed below.

	For	Against	Abstain	Broker Non-Votes
Handong Cheng	2,889,937	0	26,736	1,414,640
George Kai Chu	2,889,895	0	26,778	1,414,640
Zhiqing Chen	2,889,088	0	27,585	1,414,640
Chang Qiu	2,889,068	0	27,605	1,414,640
Pau Chung Ho	2,886,680	0	29,993	1,414,640

2. Ratification of the Company’s Independent Accountants.

The Company’s stockholders ratified the appointment of ARK Pro CPA & Co. as the Company’s independent accountants for fiscal 2023, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
4,255,910	57,799	17,604	-

3. Advisory vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
2,876,313	34,509	5,851	1,414,640

4. Amendment to Articles of Incorporation to increase authorized shares of Common Stock.

For	Against	Abstain	Broker Non-Votes
4,180,618	130,947	19,748	-

5. Ratification of the Company’s 2023 Omnibus Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
2,874,635	33,206	8,832	1,414,640

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
3.1	Amendment to the Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2023	ZW Data Action Technologies, Inc.

By: /s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer